EXHIBIT 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

NETWORK SERVICES AGREEMENT

DISH	AT&T Mobility LLC
Legal Name: DISH Wireless L.L.C. (“DISH”) Type of Entity: a Colorado limited liability company	AT&T Mobility LLC (“AT&T Mobility” or “AT&T”) Type of Entity: a limited liability company
DISH Address (For Official Notices)	AT&T Mobility Address (For Official Notices)
5701 S. Santa Fe Dr. Littleton CO, 80120 Attn: EVP, Chief Commercial Officer With a copy to: 5701 S. Santa Fe Dr. Littleton CO, 80120 Attn: Office of the General Counsel	AT&T Mobility LLC 1025 Lenox Park Blvd. Atlanta, GA 30319 Attn: Vice President – National MVNO
DISH Contact	AT&T Mobility Contact
Name: [***] Title: Vice President Retail Wireless Operations Telephone: [***] E-mail: [***]	Name: [***] Title: Vice President Business Development Telephone: [***] E-mail: [***]
DISH Billing Address
DISH Wireless L.L.C. Atten: Accounts Payable [***]Englewood CO 80155 E-mail: [***]

This Agreement is entered into between DISH and AT&T Mobility, on behalf of itself and its AT&T Affiliates, and consists of this Cover Page, the Terms and Conditions, Schedule 1A (MVNO On-Net Pricing), Schedule 1B (MVNO Off-Net Domestic Roaming), Schedule 1C ([***]), Schedule 1D ([***]), Schedule 2 (Offshore Locations), Schedule 3A (Covered Device Certification), Schedule 3B (Covered Device Types), Schedule 4 (Information Security Requirements [***]), Schedule 6 (Inbound Roaming Schedule), Schedule 7 (Prepaid MVNO [***] Launch Functionality), Schedule 8 ([***]), and all reseller policies issued in accordance with the Terms and Conditions (collectively, this “Agreement”). Schedule 5 is reserved.

This Agreement is effective as of July 14, 2021 (the “Effective Date” and continues in effect until December 31, 2031 (“Term”), unless earlier terminated in accordance with the provisions of this Agreement.

Network Services Agreement

EACH PARTY’S SIGNATURE BELOW ACKNOWLEDGES THAT SUCH PARTY HAS READ AND UNDERSTANDS EACH OF THE PROVISIONS OF THIS AGREEMENT AND AGREES TO BE BOUND BY THEM.

DISH Wireless L.L.C. By: (Authorized Signature) Name:[***] Title:EVP and Group President, Retail Wireless Date:	AT&T Mobility LLC By AT&T Mobility Corporation, its Manager By: (Authorized Signature) Name:[***] Title:EVP and GM Mobility Date:

Signature Page to Network Services Agreement

NETWORK SERVICES AGREEMENT

TERMS AND CONDITIONS

ARTICLE I

DEFINITIONS

The following terms when used herein shall have the following meanings:

1.	“3G” means the third generation of mobile communications technology using the Universal Mobile Telecommunications System (UMTS) standard and featuring a high degree of commonality of design worldwide, compatibility of services, use of small pocket devices with worldwide roaming capability, Internet and other multimedia applications, and a wide range of services and devices.
2.	“4G” means the fourth generation of mobile communications technology providing mobile broadband Internet access based on HSPA+ and/or LTE technology.
3.	“5G” means the fifth generation of mobile communications technology providing mobile broadband Internet access.
4.	“5G NSA” (“5G Non-Standalone (NSA) Wireless Services”) has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
5.	“5G SA” (“5G Stand-Alone (SA) Wireless Services”) has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
6.	“[***] Commitment” has the meaning given in Article II, Section 3(a) (DISH [***] Commitment).
7.	“Abuse of Service” has the meaning given in Article X, Section 2 (Abuse of Service).
8.	“Access Point Name” (“APN”) means the name of an access point for a cellular data network where an access point defines the Internet network to which a Covered Device can be connected. A specific set of settings are used for the APN connection and are defined as an option in a set of configurations in a Covered Device.
9.	“Acting Party” has the meaning given in Article IX, Section 1 (Acts of Others).
10.	“Active” has the meaning given in Article IV, Section 4 ([***]).
11.	“Active End User” means an End User whose status code in either AT&T Mobility’s or its designated authorized Real Time Metered Service platform is active at any time during the billing period.
12.	“[***]” has the meaning given in Section 3(c)(i) [***] of Schedule 1A (MVNO On-Net Pricing).
13.	“[***]” has the meaning given in Article III, Section 14[***]).
14.	“Affiliate” means, with respect to a Person, any Person that, through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person. An entity will be considered an Affiliate only for so long as such Control exists.

Network Services Agreement

15.	“Agreement” has the meaning given on the cover page.
16.	“[***] Surplus” has the meaning given in Article II, Section 3(b) (Spend Commitment).
17.	“Application” (“App”) means an executable program containing instructions (such as bytecode) that is a downloadable vehicle that may render and store Content.
18.	“Assigning Party” has the meaning given in Article XVI, Section 3 (Assignment).
19.	“AT&T” has the meaning given on the first page of this Agreement.
20.	“AT&T Affiliates” means AT&T Mobility and all of their subsidiaries and Affiliates within the United States that provide a wide variety of communications, broadband, and video services nationwide and own and control the AT&T brand and the intellectual property, trademarks, and service marks, to the extent such companies provide Services or supporting functions related to the Services in the Covered Territories. [***].
21.	“[***]” has the meaning given in Article V, Section 12 ([***]).
22.	“AT&T Device Specifications” has the meaning given in Schedule 3A (Covered Device Certification).
23.	“AT&T Mobile Data Plans” means all [***].
24.	“AT&T Mobility” has the meaning given on the first page of this Agreement.
25.	“[***] Claim” has the meaning given in Article VII (Advertising and Promotion).
26.	“AT&T Network Facilities” means all telecommunications switching equipment, base station transceiver equipment, remote radio units and antennas, and other equipment, software and technology operated and maintained by AT&T Mobility [***].
27.	“[***]” has the meaning given in Article II, Section 2(a) (Spectrum Use Agreement).
28.	“AT&T Systems” means a non-public, non-network system or interface operated and maintained by AT&T Mobility (or any applicable AT&T Affiliate or third party contractor), made available via API or direct access to DISH by AT&T Mobility to provide wireless services and support to End Users for [***].
29.	“AT&T Third Party Roaming Partner” (i) for purposes of Schedule 1C [***], has the meaning given in Section 5 of Schedule 1C; and (ii) for all other purposes, has the meaning given in Article II, Section 8 ([***] Roaming).
30.	“AT&T Unlimited Mobile Data Plans” means all [***].
31.	“[***]” has the meaning given in Article V, Section 11 ([***]).
32.	“Authorized Data Services” has the meaning given in Article III, Section 12 (Authorized Data Services).
33.	“Authorized Roamer” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).

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34.	“[***]Spectrum” means DISH (or DISH’s Affiliate’s) FCC licensed [***]
35.	“[***]Spectrum” means DISH (or DISH’s Affiliate’s) FCC licensed [***]
36.	“BEA” means any basic economic area (as may be found at the Economic Areas (BEA) 1990 section at https://www.fcc.gov/oet/maps/areas or at https://transition.fcc.gov/bureaus/oet/info/maps/areas/maps/bea.pdf)
37.	“Bulk Messages” means DISH MVNO Subscriber SMS messages originated from or terminated on an external platform that connects to a SMSC to engage in sending and/or receiving a high volume of messages.
38.	“Business Day” –means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other government action to close.
39.	“BYOD” (“Bring Your Own Device”) means Covered Devices that DISH’s (and DISH’s Affiliates’) End Users provide for their own use and for which DISH or its applicable Affiliate(s) provides a SIM or eSIM for activation on AT&T Mobility’s network.
40.	“CALEA” means the Communications Assistance for Law Enforcement Act.
41.	“Capital Stock” means any and all shares, interests, participations, rights or other equivalents, however designated, of corporate stock, membership, or partnership interests, whether common or preferred.
42.	“Carrier Regulatory Services means: (i) the provision of emergency e911 services, including, routing and termination of voice, RTT and TTY calls and SMSs to and from the applicable public safety answering points (“PSAPs”), designated statewide default answering point or other appropriate local emergency authority and transmission of End User location to ALI databases used by PSAPs, in each case as required by an applicable Governmental Authority; (ii) support for CALEA or other lawful information requests; and (iii) any current or future regulatory requirement promulgated by the FCC or other applicable Governmental Authority for which the carrier of record is primarily responsible for compliance. “Carrier of record” means the party in privity with the subscriber.
43.	“[***] Commitment” has the meaning given in Article II, Section 3(a) ([***] Commitment).
44.	“Cessation of Operations” has the meaning given in Article II, Section 4 ([***]).
45.	“Change in Control” means (i) any transaction or series of transactions as a result of which any single [***] Party or group of [***]Parties acting in concert legally or beneficially owns more than fifty percent (50%) of (A) the voting power of the then outstanding shares of Capital Stock or (B) aggregate economic value of all the outstanding Equity Interests of DISH or any direct or indirect parent entity of the DISH Wireless Business; or (ii) any transaction or series of transactions as a result of which both: (A) all or substantially all the assets of the DISH Wireless Business, taken as a whole, directly or indirectly, are sold or licensed to a third party and (B) the Person, directly or indirectly, owning or holding the license to the transferred DISH Wireless Business assets immediately following such transaction or series of transactions is a [***]Party.
46.	“Change in Control Date” means the closing date of the relevant transaction, or if applicable the

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last closing date of the series of transactions, that results in a Change in Control.
47.	“Claims” has the meaning given in Article XIII, Section 1 ([***]).
48.	“Commercial MVNO Launch” means the commencement of the provision of Services to End Users, which Services include, and have successfully satisfied mutually agreed upon acceptance test criteria of, all features and functionalities set forth in Schedule 7.
49.	“Commitment [***]” has the meaning given in Article II, Section 3(a) ([***] Commitment).
50.	“Commitment [***]” has the meaning given in Article II, Section 4 ([***]).
51.	“[***] Suspension Notice” has the meaning given in [***].
52.	“Compatible Device” has the meaning given in Section 4.2 (Disclaimer as to Devices and Network Technology) of Schedule 6 (Inbound Roaming Schedule).
53.	“Confidential Information” has the meaning given in Article XI, Section 1 (Identification of Confidential Information).
54.	“Consent Right” has the meaning given in Section 3.2 ([***]) of Schedule 6 (Inbound Roaming Schedule).
55.	“Consumer E-mail” means an e-mail service accessible by the general public (e.g., Yahoo!, Gmail, and Hotmail) and not intended for business purposes.
56.	“Consumer Information” has the meaning given in Article XI, Section 5 (Consumer Information).
57.	“Content” means any non-executable file, including but not limited to graphics, audio, video and text files.
58.	“Contract Year” means each twelve (12) month period following the Effective Date during the Term.
59.	“Contractor” has the meaning given in Article II, Section 1 (Appointment as Reseller).
60.	“Control” (whether or not capitalized) means, with respect to any Person (or a group of Persons acting in concert), the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or other agreement or otherwise. The term control shall have the correlative meaning when used in the phrases “Controlled by,” “under common Control with” or similar phrases.
61.	“Covered Devices” means those authorized Devices approved for use on the Covered Network because they are technically and operationally compatible with AT&T’s documented device requirements, which shall include any Device that: [***]Covered Network.
62.	“Covered MVNO Subscriber” means a subscriber to [***] wireless services offered by DISH or a DISH Affiliate in the United States (excluding all territories and possessions): [***]
63.	“Covered Network” means all networks for the provision of [***]wireless services in the Covered Territories owned and/or operated by AT&T Mobility or an AT&T Affiliate, [***]

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64.	“Covered Territories” means those geographical areas in the United States in which (i) AT&T Mobility (or any AT&T Affiliate) provides Services using the AT&T Network Facilities (the “Territory”); and (ii) AT&T Mobility (or any AT&T Affiliate) has the right to use another wireless service provider’s network and is authorized to extend such right to DISH, subject to any other restrictions or limitations imposed pursuant to agreements between AT&T Mobility (or any AT&T Affiliate) and such other wireless service providers.
65.	“CPNI” means DISH Proprietary Network Information (as such term is defined in 47 U.S.C. Section 222(h)(1), as such provision may be amended at any time and from time to time).
66.	“Credit Note” has the meaning given in Section 13.3 (Credit Notes) of Schedule 6 (Inbound Roaming Schedule).
67.	“Creditor” has the meaning given in Section 13.1 (Industry Settlement Procedures) of Schedule 6 (Inbound Roaming Schedule).
68.	“CSI” means middleware using application programming interfaces (APIs) to relay a request or response from various clients. The request or response is related to products and services (such as, rate plans, devices and fees).
69.	“Cure Period” has the meaning given in Article XIV, Section 1 (Termination Upon Event of Default).
70.	“Customer Care Services” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
71.	“[***]” has the meaning given in Schedule 1A (MVNO On-Net Pricing).
72.	“Debtor” has the meaning given in Section 13.1 (Industry Settlement Procedures) of Schedule 6 (Inbound Roaming Schedule).
73.	“Device” means a single unit of radio telephone equipment having a unique IMEI (including the associated SIM) for use in connection with its own Number which includes operating system and other software.
74.	“DISH” has the meaning given on the first page of this Agreement.
75.	“DISH-Branded Service” has the meaning given in Article II, Section 1(b) ([***]).
76.	“DISH Brands” means any brands owned or Controlled by DISH including Boost Mobile, Ting Mobile, Republic Wireless, and any brands acquired by DISH following the Effective Date.
77.	“DISH Coverage Area” means those geographical areas in the United States, its territories, possessions and commonwealths, in which DISH (or any DISH Affiliate) provides wireless voice, data and messaging services via telecommunications equipment (including, antennas and radio units) and software operated and maintained by DISH (or any DISH Affiliate) (“DISH Facilities”), which DISH deems in its Sole Discretion necessary or desirable for the provision of such wireless services.
78.	“DISH [***]” has the meaning given in Schedule 3A (Covered Device Certification).

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79.	“DISH [***] Usage” has the meaning given in Article II, Section 3(a) (DISH [***] Commitment).
80.	“DISH MNO Subscriber” means any then-current End User whose subscriber identity (IMSI/SUPI/Number) is directly provisioned on the DISH core network (UDM/HSS/HLR or other equivalent) and all voice and data services are “home routed” to the DISH core network such that: [***]
81.	“DISH MVNO Subscriber” means any then-current End User whose subscriber identity (IMSI/SUPI/Number) is directly provisioned on the AT&T core network (UDM/HSS/HLR or other equivalent) and all voice and data services are “home routed” to the AT&T core network such that: [***]
82.	“DISH MVNO [***] Commitment” has the meaning given in Article II, Section 3(a) (DISH [***] Commitment).
83.	“DISH Offered Spectrum” means the [***]
84.	“DISH [***] Plan” means a DISH MVNO Subscriber plan [***].
85.	“DISH [***] Plan” means a DISH MVNO Subscriber plan [***].
86.	“DISH [***] Commitment” has the meaning given in Article II, Section 3(a) (DISH [***] Commitment).
87.	“DISH Service” means a retail wireless service plan provided by DISH or a DISH Affiliate to [***] mobile wireless subscribers, including, without limitation, End Users.
88.	“DISH Spectrum [***]” has the meaning given in Article II, Section 2(a) (Spectrum Use Agreement).
89.	“DISH Wireless Business” means all of the assets and business to which this Agreement relates, including all tangible and intangible assets necessary to offer and operate the DISH Service, including the DISH Facilities, the relationship with the wireless customers of the DISH Service and related contracts, brands, network access rights, licenses of wireless spectrum in the United States of DISH and its Affiliates and other wireless terrestrial telecommunications assets of DISH and its Affiliates, taken as a whole; provided that: pay-TV direct broadcast satellite or over-the-top internet customers, brands, network access rights and other related telecommunications assets are excluded.
90.	“Distribution Partner” has the meaning given in Article II, Section 1(a) (Distribution Partners).
91.	“DOJ Approvals” has the meaning given in Article II, Section 2(a) (Spectrum Use Agreement).
92.	“Effective Date” has the meaning given on the first page of this Agreement.
93.	“Eligible Spend Components” has the meaning given in Article II, Section 3(b) (Spend Commitment).
94.	“End User” means any then-current individual end-user of [***] mobile wireless services from DISH or any DISH Affiliate who receives the Service, whether on a regular or intermittent basis, pursuant to the terms of this Agreement. [***].
95.	“Endispute Rules” has the meaning given in Article XV, Section 3 (Arbitration).

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96.	“Equity Interests” means Capital Stock and all warrants, options, or other rights to acquire Capital Stock issued by such entity.
97.	“[***]” has the meaning given in [***].
98.	“eSIM” means an embedded Subscriber Identity Module representing the network configuration and subscription access credentials that will allow a Device to attach to, authenticate with and be authorized to use a wireless mobile network. [***].
99.	“ESME” (“External Short Message Entity”) means an external application platform that connects to a SMSC to engage in sending and/or receiving Bulk Messages. ESMEs are supported through the NGEAG.
100.	“eUICC” means an embedded UICC, whether removable or non-removable, which enables the remote and/or local management of profiles in an encrypted manner using industry standard algorithms with carrier specific keys.
101.	“Event of Force Majeure” has the meaning given in Article XVI, Section 6 (Force Majeure).
102.	“Expired” has the meaning given in Article IV, Section 4 ([***]).
103.	“[***] Roaming Term” has the meaning given in Section 2 ([***]) of Schedule 6 (Inbound Roaming Schedule).
104.	“FCC” means the Federal Communications Commission.
105.	“FCC Approvals” has the meaning given in Article II, Section 2(a) (Spectrum Use Agreement).
106.	“[***] Measurement Date” has the meaning given in Article II, Section 3(a) ([***] Commitment).
107.	“Fraudulent Activity” means those activities described in Section 1 of Article X of this Agreement.
108.	“Governmental Authority” means any federal, national, state, municipal, local, territorial, or other governmental department, regulatory authority, judicial or administrative body, whether domestic, foreign or international.
109.	“GSM” means a digital or cellular personal communications system (or PCS) network.
110.	“GWS” has the meaning given in [***]).
111.	“Home Carrier” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
112.	“[***] Device” has the meaning given in Schedule 3A (Covered Device Certification).
113.	[***]
114.	“IMEI” means the International Mobile Equipment Identifier, the unique permanently assigned identification number installed in each Device when it is manufactured.
115.	“IMS” has the meaning given in Section 4.3 (Network Interface Requirements) of Schedule 6

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(Inbound Roaming Schedule).
116.	“IMSI” means International Mobile Subscriber Identity.
117.	“Inbound Roaming” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
118.	“[***] Party” has the meaning given in Article XIII, Section 3 ([***]).
119.	“[***] Party” has the meaning given in Article XIII, Section 3 ([***]).
120.	“[***]” has the meaning given in Article III, Section 14 ([***]).
121.	“[***]” has the meaning given in Article III, Section 14 ([***]).
122.	“[***] Software” has the meaning given in Schedule 3A (Covered Device Certification).
123.	“[***] Roaming Term” has the meaning given in Section 2 ([***]) of Schedule 6 (Inbound Roaming Schedule).
124.	“[***] Spectrum Use Period” has the meaning given in Article II, Section 2(a) (Spectrum Use Agreement).
125.	“International Long Distance” (“ILD”) means a call that originates in the United States and terminates outside of the United States, Guam, American Samoa, the US Virgin Islands, or Northern Mariana Islands.
126.	“International Roaming” means accessing a network not using the AT&T Network Facilities (outside of the United States).
127.	“International MVNO Roaming” has the meaning given in Schedule 1C ([***])), Section 5.
128.	“International Sponsored Roaming” has the meaning given in Section 1 of Schedule 6 (Inbound Roaming Schedule).
129.	“Internet” means the publicly accessible network commonly known as the “internet,” comprised of a series of global, interconnected, packet-switched networks that utilize transmission control protocols (TCP) and internet protocols (IP), including as accessed via cellular and other forms of terrestrial wireless technology (e.g., 3G, 4G, LTE, 5G), to communicate and otherwise transmit information between devices.
130.	“IP Multimedia Subsystems” (“IMS”) means a service platform enabling the delivery through internet protocol packet delivery of certain multimedia communications services.
131.	“Key DISH Contractor” means [***]
132.	“Local Market Contact” has the meaning given in Section 15 (Points of Contact) of Schedule 6 (Inbound Roaming Schedule).
133.	“LTE” (“Long Term Evolution”) means a 4G standard for wireless communication of high-speed data for mobile phones and data terminals based on the GSM/EDGE and UMTS/HSPA network

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technologies, increasing the capacity and speed using a different radio interface together with core network improvements.
134.	“[***] Market” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
135.	“Market” means a combination of one or more of those Metropolitan Statistical Areas (“MSAs”), Rural Service Areas (“RSAs”), Metropolitan Trading Areas (“MTAs”), and Basic Trading Areas (“BTAs”), in which DISH is authorized to resell Services, which operate as a single entity for billing purposes. [***]
136.	“Marks” means each party’s name, logo, service marks, tradenames and trademarks.
137.	“MMS” (“Multimedia Messaging Service”) means a multi-media message service for sending and receiving Content.
138.	“MOU” (“Minutes of Use”) means voice minutes of Usage by the End User or its VoLTE and VoNR equivalent.
139.	“MSISDN” (“Mobile Station ISDN”) means a Mobile Subscriber Integrated Services Digital Network Number uniquely identifying a SIM Card.
140.	“MVNO Launch Date” means [***].
141.	“MVNO Services” means the Services provided pursuant to this Agreement to DISH MVNO Subscribers.
142.	“[***]Product”) means technical requirements and functionality available to DISH MVNO Subscribers upon the MVNO Launch Date, as more fully described in Schedule 7 (Prepaid MVNO [***]Product ([***]) Launch Functionality).
143.	“NANP” means the North American Numbering Plan. NANP is an integrated telephone numbering plan serving North American countries that share its resources. These countries include the United States and its territories (Puerto Rico, Guam, U.S. Virgin Islands, North Mariana Islands and American Samoa), Canada, Bermuda, Anguilla, Antigua & Barbuda, the Bahamas, Barbados, the British Virgin Islands, the Cayman Islands, Dominica, the Dominican Republic, Grenada, Jamaica, Montserrat, Saint Maarten, St. Kitts and Nevis, St. Lucia, St. Vincent and the Grenadines, Trinidad and Tobago, and Turks & Caicos.
144.	“Network Access Contractor” has the meaning given in Article II, Section 1 (Appointment as Reseller).
145.	“[***]” has the meaning given in Article II, Section 4 ([***]).
146.	“New Adds” means: (i) new subscriber additions [***]; and (ii) subscriber upgrades where such subscriber receives from DISH, any DISH Affiliate, or any Distribution Partner a new UICC, eUICC or eSIM. [***].
147.	“[***] Commitment” has the meaning given in Article III, Section 14 ([***]).
148.	“[***] Commitment” has the meaning given in Article III, Section 14 ([***]).

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149.	“New Technology [***]” has the meaning given in Article II, Section 10(a) (Network Technology).
150.	“NGEAG” (“Next Generation External Access Gateway”) means AT&T Mobility’s consolidated entry point for third party connectivity to the ESME.
151.	“Non-Acting Party” has the meaning given in Article IX, Section 1 (Acts of Others).
152.	“Non-Compatible Device” has the meaning given in Section 4.2 (Disclaimer as to Devices and Network Technology) of Schedule 6 (Inbound Roaming Schedule).
153.	“[***] Market” has the meaning given in Schedule 1B (MVNO Off-Net Domestic Roaming).
154.	“[***] Inbound Roaming” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
155.	“Number” means a ten (10) digit mobile telephone number assigned to AT&T Mobility and may be provided by AT&T Mobility to DISH for DISH MVNO Subscribers associated with one authorized End User’s Covered Device enabling calls to be directed to that unit.
156.	“Off-Net Domestic Roaming” means accessing a network not using the AT&T Network Facilities (including, in this instance, [***] Markets) within the United States.
157.	“Off-Network” (“Off-Net”) means Usage by an End User not on the AT&T Network Facilities.
158.	“Offshore Location” has the meaning given in Article IX, Section 5 (Offshore Work).
159.	“On-Network” (“On-Net”) means Usage by an End User on the AT&T Network Facilities. For avoidance of doubt, [***] (as defined in Schedule 6 (Inbound Roaming Schedule)) are not On-Network.
160.	“Onboarding Requirements” has the meaning given in Article II, Section 3(a) ([***] Commitment).
161.	“Operating Markets” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
162.	“OTA” has the meaning given in Article VI, Section 10.b.
163.	“Other Approvals” has the meaning given in Article II, Section 2(a) (Spectrum Use Agreement).
164.	“[***] Rate” has the meaning given in Schedule 1A (MVNO On-Net Pricing).
165.	“Party” and “Parties” have the meanings given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
166.	“[***] Roaming” has the meaning given in Schedule 1C ([***]).
167.	“Permitted Reseller” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).

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168.	“Person” means any individual, subsidiary, corporation, limited liability company, partnership, co partnership, firm, joint venture, association, joint stock company, trust, estate, unincorporated organization, governmental or regulatory body or other entity.
169.	“[***]” has the meaning given in Schedule 1A (MVNO On-Net Pricing).
170.	“[***] Plans” has the meaning given in Schedule 1A (MVNO On-Net Pricing).
171.	“Portal” (or “Web Portal”) means a URL which is registered to DISH or Portal Vendor which presents information from diverse sources in a unified way.
172.	“Portal Vendor” means a third-party provider that enables DISH to deliver a DISH-branded Portal by providing hosted managed service offerings. The Portal Vendor’s platform may include the Portal, Applications and Content.
173.	“[***]” has the meaning given in Schedule 1A (MVNO On-Net Pricing).
174.	“[***]” has the meaning given in Schedule 1A (MVNO On-Net Pricing).
175.	“Pricing Plan” has the meaning given in Section 1 (MVNO Pricing: General Terms) of Schedule 1A (MVNO On-Net Pricing).
176.	“Primary Contact” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
177.	“Prior AT&T Reseller” has the meaning given in Schedule 1A (MVNO On-Net Pricing).
178.	“[***]” has the meaning given in Article II, Section 10(b) ([***]).
179.	“Product and Services Roadmap” has the meaning given in Article III, Section 11 (MVNO Product and Services Roadmap).
180.	“[***] Services” has the meaning given in Article III, Section 3 ([***] Services).
181.	“[***] Services [***]” has the meaning given in Article III, Section 3 ([***] Services).
182.	“Profile” means a combination of data and applications to be provisioned on an eUICC for the purpose of provisioning cellular network services.
183.	“[***]” has the meaning given in Article II, Section 4 ([***]).
184.	“Public Mobile Network” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
185.	“[***]” means [***].
186.	“[***]” means [***].
187.	“Qualifying Payments” has the meaning given in Article II, Section 3(b) (Spend Commitment).
188.	“[***]” or (“[***]”) means (i) [***]; or (ii) [***].

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189.	“Rates” has the meaning given in Section 8 (Rates) of Schedule 6 (Inbound Roaming Schedule).
190.	“Real Time Metered Service” means Service offered to DISH MVNO Subscribers on a service platform that provides real-time or near real-time metering of DISH MVNO Subscriber Usage.
191.	“[***]” has the meaning given in Article II, Section 4 ([***]).
192.	“[***]Percentage” means: [***]
193.	“Refurbished Devices” means Covered Devices that have been previously owned and used by one or more end user customers and that DISH subsequently acquires for sale to or use by End Users.
194.	“Remote SIM Provisioning” means the download, installation, enablement, disablement or deletion of a Profile on an eUICC.
195.	“[***]Party” means [***]
196.	“[***] Commitment” has the meaning given in Article II, Section 4 [***]).
197.	“Roamer” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
198.	“Roaming Account” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
199.	“Roaming Commercial Launch” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
200.	“Roaming Customer” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
201.	“Roaming Schedule” has the meaning given in Schedule 6 (Inbound Roaming Schedule).
202.	“Roaming Term” has the meaning given in Section 2 (Roaming Term) of Schedule 6 (Inbound Roaming Schedule).
203.	“[***] Amount” has the meaning given in Article XIV, Section 4 (Transition Period).
204.	“Service Denial” has the meaning given in Section 4.2 (Disclaimer as to Devices and Network Technology) of Schedule 6 (Inbound Roaming Schedule).
205.	“[***]” has the meaning given in Schedule 1A (MVNO On-Net Pricing).
206.	“Service [***] Area” has the meaning given in Article II, Section 4 ([***]).
207.	“Service [***] Date” has the meaning given in Article III, Section 14 ([***]).
208.	“Service Takedown” has the meaning given in Article X, Section 5 (Prohibited Data Uses).
209.	“Services” means the mobile wireless voice, data and messaging services (including, without limitation, the Authorized Data Services) provided to DISH pursuant to this Agreement by AT&T Mobility (or, as applicable, the AT&T Affiliates).

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210.	“Serving Carrier” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
211.	“Short Messaging Service” (“SMS”), commonly referred to as “text messaging,” means a service for sending and receiving non-executable short messages across two endpoints of a cellular network, one or both of which may be an Active End User handset. SMS transactions occur within a cellular network and are encoded based on defined standards.
212.	“[***] Commitment” has the meaning given in Article II, Section 3(b) (Spend Commitment).
213.	“[***] Payment” has the meaning given in Article II, Section 3(b) (Spend Commitment).
214.	“SIM,” “SIM Card,” or “Subscriber Identity Module” means a module which contains subscriber and network information.
215.	“[***]” has the meaning given in Article III, Section 5 (Support and Maintenance [***]).
216.	“SMSC” (“Short Message Service Center”) means a network element that routes and regulates the process of delivering SMS messages.
217.	“Software Updates” has the meaning given in Schedule 3A (Covered Device Certification).
218.	“Sole Discretion” means a Person’s sole and absolute discretion for any reason or no reason whatsoever.
219.	“[***]” has the meaning given in Article III, Section 3 ([***] Services).
220.	“Spectrum” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
221.	“Spectrum [***] Notice” has the meaning given in Article II, Section 2(a) (Spectrum Use Agreement).
222.	“Spectrum Use Area” has the meaning given in Article II, Section 2(a) (Spectrum Use Agreement).
223.	“Spectrum Use [***]” has the meaning given in Article II, Section 2(a) (Spectrum Use Agreement).
224.	“Spectrum Use Request” has the meaning given in Article II, Section 2(a) (Spectrum Use Agreement).
225.	“Spectrum Use Period” has the meaning given in Article II, Section 2(a) (Spectrum Use Agreement).
226.	“Spend Commitment” has the meaning given in Article II, Section 3(b) (Spend Commitment).
227.	“Spend Commitment Balance” means [***].
228.	“Standard MVNO Model” means the rate plans applicable to DISH MVNO Subscribers.
229.	“Standard Wireless Technology” means [***].

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230.	“Steering Committee” has the meaning given in Article IX, Section 6(a) (Size and Composition).
231.	“Subpoena Record Request means a binding order of a court or other applicable Governmental Authority that requires the search and/or provision of records regarding call-related information within the custody or control of a party.
232.	“Suspended Services [***]” means, with respect to each instance in which a Service is suspended pursuant to Section 14, Article III, subsections (a) and (b), [***].
233.	“[***]” means the [***].
234.	“TAC” has the meaning given in Section 10.1 (TAC Requests) of Schedule 6 (Inbound Roaming Schedule).
235.	“Technology Roadmap” has the meaning given in Article III, Section 10 (Technology Roadmap [***]).
236.	“Technology Sunset” has the meaning given in Article III, Section 10 (Technology Roadmap [***]).
237.	“Term” has the meaning given on the first page of this Agreement.
238.	“Third Party” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
239.	“Third Party Content Provider” means a provider of Content that is not part of the Services.
240.	“Third Party Network” means a wireless network used for [***] that is not owned or controlled by DISH or a DISH Affiliate. For clarity, the Covered Network is a Third Party Network.
241.	“Tier 1 Support” means the customer support provided to an End User by DISH (or an Affiliate of DISH) or by a third party on behalf of DISH (or an Affiliate of DISH). This staff shall engage directly with the End User to handle servicing issues and questions relative to DISH products and services.
242.	“Tier 2 Support” means internal support provided by DISH to DISH’s Tier 1 Support staff to assist in additional triage and isolating issues. These support agents typically work outside of the End User phone queue environment and handle tickets and other offline transactions. [***].
243.	“[***] Roaming” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
244.	“Transition Period” has the meaning given in Article XIV, Section 5 (Transition Period).
245.	“UICC” (“Universal Integrated Circuit Card”) means the smart card used in mobile terminals in cellular networks.
246.	“URL” (“Uniform Resource Locator”) means the unique qualified location of a specific resource on the World Wide Web.
247.	“USAA” has the meaning given in Article XV, Section 3 (Arbitration).

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248.	“Usage” means a period of time or its data usage equivalent during which an End User engages the AT&T Network Facilities and incurs charges for such use in accordance with this Agreement.
249.	“Visual Voicemail” means a software application or service that converts voicemail messages left for an End User to text delivered to such End User.
250.	“VoLTE” (“Voice over LTE”) means a method by which the IP Multimedia Subsystem is used with specific profiles for control and media planes of voice service on LTE, resulting in voice service being delivered as data flows within the LTE data bearer and elimination of dependency on legacy voice networks.
251.	“VoNR” (“Voice over New Radio”) means a method by which the IP Multimedia Subsystem is used with specific profiles for control and media planes of voice service on 5G, resulting in voice service being delivered as data flows within the 5G data bearer.
252.	“[***] Rate” has the meaning given in Schedule 1A (MVNO On-Net Pricing).
253.	“Wireless Network” or “Network” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
254.	“Wireless Services” has the meaning given in Section 1 (Definitions) of Schedule 6 (Inbound Roaming Schedule).
255.	[***]
256.	[***]
257.	[***]

General Rules of Interpretation. Unless otherwise explicitly stated in this Agreement: (i) capitalized terms used in this Agreement shall have the respective meanings set forth in this Article I; (ii) the singular shall include the plural and vice versa; (iii) the word “including” (or “include” or similar constructions) shall mean “including, without limitation”, in all instances; (iv) the use of “including, without limitation” or similar constructions shall not be construed to differ in any way from the use of “including,” include(s)” or similar constructions; (v) references to “Sections”, “Schedules”, and “Exhibits” shall be to sections, schedules and exhibits of this Agreement (and section references shall refer to the body of this Agreement unless the context otherwise requires); (vi) the words “herein”, “hereof” and “hereunder” shall refer to this Agreement (or the certificate or other document in which they are used) as a whole and not to any particular section or subsection hereof (or such certificate or document); (vii) references to this Agreement shall include a reference to this Agreement together with all schedules and exhibits hereto, as the same may be amended, modified or supplemented at any time and from time to time; (viii) words “shall” and “will” have the same meaning; (ix) references to any person include that person’s successors and assigns (without affecting any limitations, restrictions or prohibitions on assignment); (x) any reference to “days” means “calendar days” unless otherwise defined; (xi) in the event that a notice is to be given on a specified day, unless otherwise specifically provided herein, it must be given prior to 6:00 p.m. prevailing local time in Dallas, Texas; (xii) headings are for reference purposes only and shall not in any manner affect the meaning, interpretation or effect of any provision hereof; (xiii) all monetary amounts described in this Agreement, and all payments made hereunder, refer to and shall be paid in United States Dollars; and (xiv) “or” is not exclusive.  Where used in this Agreement, [***]

Inclusion of Affiliates.

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a.	In the event that any AT&T Affiliate performs or provides any Services under this Agreement, then all actions or inactions of such AT&T Affiliate shall be considered the actions or inactions of AT&T Mobility for all purposes under this Agreement.

b.	DISH may permit any DISH Affiliate to use, access and/or receive the Services. In the event that any DISH Affiliate uses, accesses or receives any Services under this Agreement, then all actions or inactions of such DISH Affiliate shall be considered the actions or inactions of DISH for all purposes under this Agreement.

ARTICLE II
NON-EXCLUSIVE DISTRIBUTORSHIP

1.	Appointment as Reseller. AT&T Mobility hereby appoints DISH, on the terms and conditions set forth herein, to purchase Services from AT&T Mobility and to resell such Services to its End Users within the Covered Territories, [***]DISH hereby accepts such appointment and agrees to purchase and resell Services within the Covered Territories in order to market, sell and solicit orders for the Service (whether to DISH MVNO Subscribers, or indirectly with respect to any DISH MNO Subscriber that receives Inbound Roaming or [***]Roaming Services) in accordance with the terms and conditions set forth herein. DISH, at its option, may engage one or more Portal Vendors, data aggregators or other third party contractors to provide platforms, services, Content, connectivity or other data services, or otherwise to perform DISH’s obligations under, or interact with AT&T Mobility for purposes of, this Agreement (each a “Contractor”). If personnel or any systems of any Contractor will require access to the AT&T Systems, such Contractor will be a “Network Access Contractor.” Prior to granting any Contractor access to the AT&T Systems [***], or any part thereof, DISH will ensure that: (i) AT&T Mobility has approved DISH’s use of any Network Access Contractor or any Contractor [***], or any part thereof, in each case in writing, such approval not to be unreasonably conditioned, withheld or delayed; (ii) any Contractor who will have access to AT&T Mobility’s Confidential Information has executed a non-disclosure agreement that will protect any disclosure of AT&T Mobility’s Confidential Information to such contractor, and (iii) if applicable, the Contractor has executed a connectivity agreement or other appropriate agreement(s) satisfactory to AT&T Mobility. [***].
a.	Distribution Partners. Subject to the terms and conditions of this Agreement (including, without limitation, Section 1(b)), DISH may use dealers and distributors directly or indirectly to market, sell and solicit orders for the Service to End Users and potential End Users in the Covered Territory (any such Person a “Distribution Partner”). [***].
b.	No [***]. DISH will not directly or indirectly resell any Services as part of any offer or arrangement [***] with a third party. For clarity, [***].

For clarity, the following are not considered [***] arrangements, [***].

Notwithstanding anything in Section 1.(a) or 1.(b), DISH may not market or distribute the Services as part of any offer or arrangement with a third party that enables the equivalent of a wholesale wireless relationship. For example [***].

c.	Reserved.
d.	Standard MVNO Model. The parties intend to launch under the Standard MVNO Model with DISH customers supported within AT&T’s core network systems and with AT&T SIMs and

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IMSIs. Exhibit 7 (Inbound Roaming Development Planning and Roadmap) to Schedule 6 (Inbound Roaming Schedule) sets forth certain processes and milestones pursuant to which the parties will work to support and launch Inbound Roaming on the Covered Networks and the [***]with DISH customers supported within DISH’s core network systems and with support for both DISH and AT&T SIMs and IMSIs. The [***] offers may vary between the Standard MVNO Models and the [***] as described in the [***] section in Schedule 1C ([***]).
2.	Network Capacity Planning and Management. The parties will work together to forecast and plan for the impact of End Users on the Covered Network. As further set forth below in this Section 2, AT&T will have the option to use the DISH Offered Spectrum, [***].
a.	Spectrum Use Agreement.
i.	AT&T Mobility may from time to time request in writing the use of the DISH Offered Spectrum by providing DISH with a written request that includes the following: (such request a “Spectrum Use Request”): [***] . Within [***] days following receipt of a Spectrum Use Request, DISH will inform AT&T Mobility, [***] if it will permit AT&T Mobility [***]. If DISH fails to respond within [***] days, the Spectrum Use Request will be deemed rejected. [***].
ii.	If DISH consents to use of DISH Offered Spectrum [***].
iii.	[***], AT&T Mobility may, in its Sole Discretion, use the specific DISH Offered Spectrum approved by DISH to provide Wireless Services [***]in the relevant location, and may continue to utilize such DISH Offered Spectrum until [***]
iv.	[***] (a “Spectrum [***] Notice”). If DISH gives AT&T Mobility a Spectrum [***] Notice, AT&T Mobility (or the relevant AT&T Affiliate) will cease use of the DISH Offered Spectrum specified in the Spectrum [***] Notice [***] (a “DISH Spectrum [***]”). [***]
v.	During any Spectrum Use Period (as defined below in this Section (v)), AT&T Mobility will provide [***] (the “Spectrum Use [***]”): [***]
vi.	Spectrum Use [***] may only be applied against subsequent invoices for amounts due and payable by DISH under this Agreement until exhausted. [***].
b.	[***]
c.	Forecasting. Throughout the Term, DISH will provide a good faith non-binding forecast of Usage (to be provided not less than quarterly) for the upcoming [***] period. Such forecasts will be broken out by Usage type (e.g., voice, data, SMS, MMS) and Market. The parties acknowledge and agree that such non-binding forecasts are estimates only, that actual Usage may be lower or higher than any such forecasted amount, and that no party shall be liable or have any obligation whatsoever to the other party or any other party arising out of any such forecast.
3.	DISH Commitments
a.	[***] Commitment.
i.	[***]

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ii.	[***]
iii.	[***]
b.	Spend Commitment
i.	DISH commits to pay to AT&T Mobility no less than $5,000,000,000 (the “Spend Commitment”) during the Term for MVNO Services, MNO Inbound Roaming Services, [***] (collectively, the “Eligible Spend Components”). All payments made by DISH or any DISH Affiliate to AT&T Mobility under this Agreement for Eligible Spend Components (“Qualifying Payments”) shall be applied against the Spend Commitment.
ii.	[***]
iii.	[***]
iv.	[***]
v.	Additional [***] Commitment Terms and Conditions
a.	[***].
b.	[***]
vi.	In the event of termination by AT&T Mobility pursuant to any of the provisions in Article XIV or expiration of the Term, DISH will pay the balance of the Spend Commitment, if any, as reduced by all Qualifying Payments in accordance with Article XIV, Section 3 (Effect of Termination). This obligation will survive termination or expiration of the Agreement until fully satisfied.
vii.	If the Commercial MVNO Launch is delayed due predominantly to AT&T Mobility’s failure, whether caused by acts or omissions of AT&T Mobility, an AT&T Affiliate, or any third party assisting AT&T Mobility in performing the Services, to perform its obligations under Schedule 7, [***]. If any failure of performance of a Key DISH Contractor causes a delay of the Commercial MVNO Launch, [***].
c.	Invoicing of [***] Payments; Right to Terminate. Invoicing of any [***] Payment shall be in accordance with Article V (Terms of Payment). AT&T Mobility’s right to terminate the Agreement if DISH fails to make payment of any [***]Payment in accordance with Article XIV (Termination) and DISH’s obligation to pay any unmet balance of the Spend Commitment shall be governed by Article V (Terms of Payment), subject to the applicable payment period set forth in Article XIV (Termination). AT&T Mobility shall have the right to terminate this Agreement in accordance with Article XIV (Termination) if [***].
d.	[***]
4.	[***]DISH Commitments.
a.	Notwithstanding anything to the contrary herein, the [***] Commitment and the Spend Commitment shall be reduced by the [***]if any AT&T Affiliate ceases to offer the Services for any reason (excluding Events of Force Majeure or other temporary suspension of operations, such

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as due to maintenance or failure of equipment or software, and excluding any instance in which a different AT&T Affiliate continues such operations, such as pursuant to a corporate reorganization) (“Cessation of Operations”) in any geographic area that as of the Effective Date is included in the Covered Territories (such area, a “Service [***] Area”) unless, during the Term, AT&T Mobility has [***]
b.	In the case of an Event of Force Majeure that prevents AT&T Mobility from directly or indirectly providing the Services in a geographic area within the Covered Territories for a period of more [***]: [***]:

c.	If AT&T Mobility restores the provision of the Services in a geographic area [***].
d.	[***].
e.	For purposes of this Section 4, the Covered Territories do not include Puerto Rico or the U.S. Virgin Islands
5.	Reserved.
6.	No Exclusivity. AT&T Mobility reserves the right to sell services substantially similar to the Services to itself and its retail and wholesale customers within and without the Covered Territories and to appoint other resellers, agents and distributors within the Covered Territories. [***] This Agreement is non-exclusive to DISH and AT&T Mobility. Except as otherwise expressly set forth in this Agreement (including the [***] Commitment and Spend Commitment), DISH and its Affiliates make absolutely no statements, promises, representations, warranties, covenants or guarantees as to the amount of business or revenue that AT&T Mobility or any other AT&T Affiliate may expect to derive from participation in this Agreement. Subject to the [***] Commitment and the Spend Commitment, DISH reserves the right to purchase wireless voice and data services from, and/or use the wireless voice and data services of, other wireless service providers within the Covered Territories in DISH’s Sole Discretion.
7.	Nature of the Relationship. The parties acknowledge and agree that nothing in this Agreement shall be construed or implied to create a relationship of partners, agency, joint venture, or employer and employee. Neither party hereto shall, in any way, have the authority to bind the other party in any manner whatsoever.
8.	[***]Roaming. [***]AT&T Mobility will use commercially reasonable efforts to notify DISH of any such suspension or termination as promptly as possible. [***].
9.	[***]
10.	[***].
a.	Network Technology. Throughout the Term, AT&T Mobility will offer DISH access to new industry standard radio network technology for the Services [***], subject to mutual agreement between the parties on applicable rates and the timeline for the technology rollout. [***].
b.	[***]Wireless Technology. [***]. [***].

Network Services Agreement19

c.	[***]DISH MVNO Subscribers. Throughout the Term and the Transition Period, AT&T Mobility (or the applicable AT&T Affiliate) will provide DISH MVNO Services (including operational support services) to DISH [***]
d.	Roaming. With respect to any Off-Network Domestic Roaming, AT&T Mobility shall: (i) [***].
e.	[***].
f.	[***]

ARTICLE III
AVAILABILITY OF SERVICES

1.	Regulatory Approvals. DISH understands that AT&T Mobility’s ability to provide the Services described herein is completely contingent upon receiving an operating license from the FCC and any other required State or local regulatory approval. DISH agrees that this Agreement is contingent upon AT&T Mobility receiving and maintaining these regulatory approvals and that unless the approvals are in place, AT&T Mobility is under no obligation to provide the Services described herein. AT&T Mobility shall provide DISH with [***] days advance written notice if AT&T Mobility loses its operating license in all or a substantial part of a Territory or is otherwise not permitted to operate its license by any governmental or regulatory body. AT&T Mobility may terminate this Agreement solely with respect to any portion of the Territory should it cease to be licensed by the FCC in all or a substantial part of that Territory or is otherwise not permitted by any governmental or regulatory body to provide some or all of the Services in all or a substantial part of a Territory; provided that any such termination shall result in a reduction of both the Spend Commitment and the [***] Commitment in accordance with Article II, Section 5 ([***] DISH Commitments). Further, the parties acknowledge and agree that each party will be responsible for the Carrier Regulatory Services for its respective end users; provided, however, that AT&T Mobility agrees to perform these functions on DISH’s behalf to the extent necessary to allow DISH to meet these regulatory obligations with respect to DISH MVNO Subscribers that utilize AT&T certified devices.
2.	System Interconnection. DISH will be responsible at its own cost and expense to purchase, deploy and maintain any necessary network and systems connections between the DISH network and systems and the AT&T Mobility network and systems. [***] DISH agrees to utilize AT&T Systems, if applicable, and other systems and interfaces to be reviewed and approved by AT&T Mobility in writing prior to deployment.
3.	[***] Services. From time to time, DISH may request (a “[***] Services [***]”) that AT&T Mobility perform certain [***] services (the “[***] Services”). [***].
4.	Onboarding. The parties will perform the onboarding, integration and configuration activities set forth in Schedule 7.
5.	Support and Maintenance [***].
6.	Limitation on Services. DISH acknowledges and agrees that the Services are subject to transmission limitations caused by conditions such as, but not limited to, the operating characteristics of DISH or End User selected Covered Devices, atmospheric, topographical, or other conditions, operating characteristics of mobile terminal devices, intentional or negligent acts of third parties that may damage or impair the network or disrupt Service, and other like conditions. AT&T Mobility will provide DISH with coverage maps for the Services (other than Inbound Roaming) showing the

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Covered Territories in reasonable detail, which maps AT&T Mobility will update on a periodic basis, [***]. Notwithstanding the preceding, AT&T Mobility recommends that DISH perform its own coverage analysis and test to determine if the available coverage meets the End User’s requirements. Additionally, Services may be suspended, refused, limited or curtailed In the case of temporary or resolved conditions or circumstances, AT&T Mobility or the applicable AT&T Affiliate will restore access to the Services that were so suspended, refused, limited or curtailed promptly after such conditions or circumstances have been resolved.
7.	[***]
8.	Prepaid Platform Provider. If DISH elects to purchase Real Time Metered Services from AT&T Mobility, DISH may only use the prepaid platform provider(s) approved by AT&T Mobility. DISH must have an executed agreement with the prepaid platform provider. DISH may submit work requests directly to the prepaid platform provider to request any change to the prepaid platform functionality and additional changes may apply. Copies of all requests for changes to the prepaid platform functionality shall be sent to AT&T Mobility. AT&T Mobility and the prepaid platform provider will determine if the request should be implemented; provided that AT&T Mobility will use commercially reasonable efforts to support each such agreed implementation.
9.	Retirement of Network Technology. Without limiting AT&T Mobility’s obligation to provide notice of Technology Sunset pursuant to Section 10, nothing in this Agreement shall obligate AT&T Mobility to maintain any specific network technology, and AT&T Mobility shall have the right to reduce or terminate network technology in its Sole Discretion. AT&T Mobility’s support of any of DISH’s Covered Devices shall in no way limit AT&T Mobility from retiring, in whole or in part, in AT&T Mobility’s Sole Discretion and at any time, subject to the provision of this Section, 3G, 4G, LTE, 5G or any other network technology provided by AT&T Mobility, or an AT&T Mobility roaming partner, either nationally or in discrete geographic areas. AT&T Mobility shall have no obligation to support Services for any Covered Device if AT&T Mobility no longer provides the technology on which such Covered Devices operate, and as of the date on which such network technology is retired, DISH’s Covered Devices that use that particular technology may no longer be able to communicate with or operate on the AT&T Network Facilities. In the event DISH cannot transition End Users to another available AT&T Mobility network technology, DISH will make commercially reasonable efforts to notify End Users advising that Services will be terminated [***]. If DISH opts for written notice to End Users, AT&T Mobility will receive a copy of the notice; provided, however, that if such notice contains any reference to AT&T Mobility or its Marks, such notice must be approved in accordance with Article IX of the Agreement. The parties acknowledge that particular cell sites may be eliminated, or specific network technologies may be removed from particular cell sites. The parties further acknowledge that AT&T Mobility has no control over, and may not receive advance notice of, changes in network technologies or other service impacting activities of its third party network providers, or changes mandated by regulation or government officials. Such changes are governed by Article III and Article V of the Agreement and not by this Section. [***].
10.	Technology Roadmap [***]. AT&T Mobility will meet with DISH [***] to discuss AT&T Mobility’s technology roadmap for [***] the “Technology Roadmap”). Such meeting shall be facilitated by AT&T Mobility’s designated lead for DISH, and may include, as applicable, representatives operations, network engineering, product development, and software management organizations as required and at discretion of the AT&T Mobility designated lead for DISH. [***].
11.	MVNO Product and Services Roadmap. AT&T Mobility will meet with DISH periodically [***] to discuss DISH’s MVNO product and services roadmap and plans over the next [***]months to: (i)

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explore opportunities for new MVNO products and services; (ii) explore opportunities for joint MVNO product development; [***]
12.	Authorized Data Services. DISH is authorized to resell and/or utilize the data Services described in this Section for DISH MVNO Subscribers (the “Authorized Data Services”) at the appropriate rates set forth in Schedule 1 of the Agreement. Any additional data Services must be authorized by a separate written agreement or amendment.
a.	MVNO Messaging Services. Messaging services for DISH MVNO Subscribers consist of SMS and MMS. All DISH MVNO Subscriber messaging applications and offers must utilize the related messaging architecture as determined by AT&T Mobility. For all Bulk Messages, DISH will cooperate with AT&T Mobility to agree upon the parameters of such Bulk Messages, including but not limited to the volume of messages to be sent/received simultaneously, the speed at which Bulk Messages will be delivered and the size of such Bulk Messages. AT&T Mobility will not permit any Bulk Messages that are found to contain spyware, malware, viruses or other harmful Content or format. Messages sent from email (originator) to a Covered Device must use AT&T Mobility’s domain names ([***]).
b.	Network Access. Network access to the Services for: (i) DISH MVNO Subscribers [***]; and (ii) DISH MNO Subscribers shall be facilitated in accordance with Schedule 6 (Inbound Roaming Schedule).
c.	Data Services. Data Services shall consist of access to or transmission of data over the Internet, charged in accordance with Schedule 1[***], or, pursuant to Article X, Section 5, relate to a prohibited use.
d.	Content. AT&T Mobility reserves the right to prohibit or deny network access to any Content that [***] uses excessive network capacity, as determined in AT&T Mobility’s reasonable discretion. AT&T Mobility will not provide any infrastructure or process to support settlement of Content related purchases.
13.	Reserved.
14.	[***].

ARTICLE IV
ACCESS TO NUMBERS, CONNECTIONS

1.	Numbers. AT&T Mobility shall provide Numbers to DISH for DISH MVNO Subscribers in each Market in which DISH is authorized to resell AT&T Mobility’s Services. DISH shall provide AT&T Mobility with a non-binding rolling twelve (12) month forecast of DISH’s anticipated demand for Numbers for DISH MVNO Subscribers in each Market. Subject to availability of Numbers, AT&T Mobility shall honor orders from DISH for Numbers. For clarity, DISH shall be solely responsible for procuring Numbers for MNO.
2.	Allocation of Numbers. DISH understands and agrees that if a shortage of available Numbers occurs, AT&T Mobility may allocate available Numbers to itself first and thereafter to DISH and other resellers on a basis [***]. For clarity, DISH shall be solely responsible for procuring telephone numbers for DISH MNO Subscribers.

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3.	No Property Interest in Numbers. The Numbers provided by AT&T Mobility represent a unit of access to the AT&T Network Facilities. The Numbers shall be assigned by AT&T Mobility to DISH for use or resale. DISH shall not transfer Numbers provided by AT&T Mobility to another service provider unless such transfer is authorized by FCC order or rule on telephone number portability. Neither DISH nor any End User shall acquire a property interest in any specific Number assigned for its use by AT&T Mobility and no property interest is acquired by Usage. AT&T Mobility reserves the right, at its Sole Discretion, from time to time, to assign, designate or change such Numbers provided by AT&T Mobility upon [***] days advance notice to DISH, when reasonable and necessary in the conduct of AT&T Mobility’s business. The terms of this Subsection shall be subject to all FCC orders and rules, including those regarding number portability.
4.	[***] Subscribers. DISH MVNO Subscribers on AT&T Mobility’s designated Real Time Metered Services platform are in one of following [***]
5.	Deactivated Numbers. Once a Number associated with an account has been activated and then cancelled, [***]. Except as otherwise agreed in writing, the foregoing period is subject to change by AT&T Mobility in its Sole Discretion and may be shorter due to Number exhaustion in a Market; provided, however, that AT&T Mobility will not reduce such period for DISH by any amount greater than AT&T Mobility’s reduction for other MVNO customers in the same Market.
6.	One Number per SIM Card. Each Number assigned by AT&T Mobility shall be used for only one (1) SIM Card at a time and each SIM Card shall have a unique IMSI or such other safeguard as may from time to time be required by AT&T Mobility to prevent Fraudulent Activities. [***]

ARTICLE V
PRICES; TERMS OF PAYMENT

1.	Payment of Charges. DISH shall be invoiced on a monthly basis and is responsible for payment for all charges attributable to DISH’s Numbers and Services; provided, however, that fees payable with respect to distribution of the Services to End Users in Puerto Rico may be made separately by a DISH Affiliate, which as of the Effective Date shall be DISH Wireless Puerto Rico L.L.C.
2.	Pricing. Pricing for Services available under this Agreement are set forth in Schedules 1A through 1D.
3.	Taxes and Other Fees. The parties acknowledge that all Services purchased by DISH from AT&T Mobility under this Agreement are made for resale in the ordinary course of DISH’s business. [***]
4.	Commencement of Charges. Any charges and rates in Schedule 1 shall commence with respect to each Number when an activation transaction is successfully submitted to AT&T Mobility. Such charges shall continue until the date such Number(s) is canceled or otherwise disconnected in accordance with the provisions hereof.
5.	Billing Cycle. The billing cycle for charges for Services hereunder shall be the calendar month, or such other billing cycle mutually agreed to in writing by the parties. DISH expressly acknowledges and agrees that some AT&T Mobility charges incurred in a billing cycle may not be billed in the billing cycle during which such charges are incurred; provided that, [***] Notwithstanding the foregoing, roaming and other third-party carrier charges may not be billed within such time period as set forth above. DISH is responsible for any delayed roaming and other third-party carrier charges [***].

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6.	Invoice. Invoices [***] will be transmitted to DISH via electronic transmission without tangible media. The method of transmission or format of data may be changed by AT&T Mobility upon reasonable advance written notice to DISH. [***].
7.	Payment [***]. DISH shall pay such invoices in United States Dollars [***]. If the date on which AT&T Mobility sends the invoice is later than the date displayed on the invoice, then the date on which AT&T Mobility sends the invoice will be deemed to be the date of such invoice. [***] Any amounts required to be paid hereunder will be deemed paid when received at the location in the United States designated by AT&T Mobility from time to time.
8.	Roaming. Off-Net Domestic Roaming is provided for DISH MVNO Subscribers as part of the Services hereunder to the extent permissible and practicable under the roaming agreements of AT&T Mobility, and other AT&T Affiliates where applicable. DISH is responsible for all Off-Net Domestic Roaming charges chargeable to DISH in accordance with Schedule 1B (MVNO Off-Net Domestic Roaming). [***]Roaming is permitted for End Users at DISH’s discretion and to the extent permissible under the roaming agreements of AT&T Mobility and other relevant AT&T Affiliates. If an End User incurs [***], AT&T Mobility will charge DISH the rates set forth in Schedule 1C ([***] of this Agreement. AT&T Mobility’s and other relevant AT&T Affiliates’ roaming partners, roaming terms, and roaming coverage area are all subject to change from time to time without notice to DISH; provided, however, that AT&T Mobility will use commercially reasonable efforts to provide DISH [***] days advance notice of such changes to the extent AT&T Mobility is able to do so, but nothing herein shall require AT&T Mobility to provide such notice. AT&T Mobility makes no warranties or representations as to the availability or quality of Roaming Service provided by Roaming partners, and AT&T Mobility will not be liable in any capacity for errors, outages or failures of Roaming Services. Access to Roaming, where available, is deemed to be a Service under this Agreement, and DISH’s use of Roaming is governed by the provisions of this Agreement. Specifically, Inbound Roaming is more fully addressed in Schedule 6 (Inbound Roaming Schedule).
9.	Disputed Charges. If DISH disputes in good faith part of the monthly bill, DISH is required to notify AT&T Mobility in writing [***]. Notwithstanding any such dispute, DISH shall [***]. AT&T Mobility will respond to DISH’s written dispute within [***]. AT&T Mobility and DISH shall use best efforts to resolve all disputes and DISH Mobility shall pay any amounts due within [***] days following dispute resolution. [***] Any disputed invoice will be resolved pursuant to the dispute escalation provisions of Section 12.11 and the parties shall promptly cause the escrow agent to pay the escrowed amount to the prevailing party. [***] The terms of this Section 9 will apply to the charges for roaming Services only to the extent that such disputes are not resolved through standard roaming net settlement processes.
10.	RESERVED.
11.	[***].
12.	[***][***].

ARTICLE VI
RESELLER’S OBLIGATIONS

1.	Charges. Except as otherwise set forth herein, DISH is solely responsible for all charges properly chargeable and invoiced under this Agreement [***]. DISH is one hundred percent (100%) liable for all Usage on its Covered Devices – including Usage associated with Fraudulent Activity and Abuse of Service or Prohibited Data Use, as defined in Article X. [***].

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a.	Voice Usage. Chargeable time begins for outgoing calls when the Active End User [***]
b.	Data Usage. Data Usage, monthly fees and other charges will be billed as specified in Schedule 1. Data transport is billed in [***] increments, [***].
2.	Remote Access Activation System. AT&T Mobility uses [***]. DISH shall be allowed to utilize such systems. DISH shall provide and maintain in the Covered Territories user interfaces and electronic application interfaces, built to specifications provided by AT&T Mobility compatible with the computer systems utilized by AT&T Mobility and will furnish operators proficient in operating such DISH systems used in conjunction with AT&T Mobility’s computer systems. DISH shall pay all connecting charges for operating such system. [***].
3.	Additional Procedures. In addition to complying with the requirements of this Agreement, DISH will comply with such other policies and procedures reasonably established by AT&T Mobility for obtaining Numbers, configuring and programming Covered Devices, activating or deactivating Services, porting Numbers in and out, and other activities contemplated by this Agreement with respect to any DISH MVNO Subscriber. AT&T Mobility may from time to time modify these policies and procedures, and will use commercially reasonable efforts to give DISH [***] prior written notice of such modifications. AT&T Mobility may, at its Sole Discretion, implement [***]. DISH will cooperate with AT&T Mobility in implementing [***] if requested by AT&T Mobility. AT&T Mobility reserves the right to add any other technical requirements that AT&T Mobility, in its Sole Discretion, deems necessary to prevent potential damage to AT&T Mobility’s reputation or network; provided that: (i) [***]. To the extent any action of DISH or DISH’s Network Access Contractor in modifying any DISH system that accesses the AT&T Systems is reasonably likely to impact the Covered Network, DISH shall [***] to ensure such projects do not negatively impact the Covered Network. AT&T Mobility retains the right to cause DISH to discontinue any such project that [***].
4.	Additional Obligations. DISH shall not, under any circumstances, represent itself as the FCC-authorized provider of Service. [***].
5.	Covered Devices. Except as otherwise specifically set forth within this Agreement, DISH and its DISH MVNO Subscribers may use Services hereunder only with Covered Devices. DISH or the applicable DISH MVNO Subscriber shall be responsible for providing and maintaining all Covered Device equipment, SIM Cards, and/or eSIMs/eUICCs and ensuring that such items are technically and operationally compatible with AT&T Mobility’s requirements (as such are referred to or more fully set forth in Schedule 3A) and in compliance with applicable FCC rules and regulations. DISH will follow the certification requirements for Covered Devices, SIM Cards, and/or eSIMs/eUICCs in Schedule 3A. DISH must use Covered Devices that conform to generally accepted definitions of such device types as listed in Schedule 3A. Any other device types will be utilized only upon amendment to Schedule 3B, and if applicable, will be subject to a separate written agreement or Schedule.
6.	End User Support Services. Tier 1 Support: DISH as the MVNO, shall provide an adequate Tier 1 Support staff to receive and investigate complaints from its End Users. MVNO Tier 1 Support staff will report any suspected trouble with the Services to DISH’s internal Tier 2 Support/Help Desk for further research prior to engaging AT&T Mobility Help Desk. DISH Tier 2 Support staff may engage AT&T Mobility’s help desk only upon reasonable belief that such trouble is due to causal factors owned by AT&T Mobility or any other AT&T Affiliate. DISH shall use commercially reasonable efforts to ensure that its MVNO Tier 2 Support and testing staff is adequately trained to triage and perform technical troubleshooting of subscriber issues by utilizing the tools provided to DISH by AT&T Mobility. AT&T Mobility shall provide DISH with such in-person or remote training sessions

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as are reasonably required to familiarize DISH’s Tier 2 Support staff with the AT&T Systems and such other tools provided to DISH by AT&T Mobility. [***]
7.	Assumption of Risk. DISH shall be solely responsible for all risks and expenses to the extent caused by or incurred due to DISH’s actions in the sale and service of the Services or any other acts required of DISH pursuant to this Agreement. DISH shall act in all respects on its own account, and shall be solely responsible for any credit verification, deposits, billing, consolidation, rebilling, End User billing complaints, toll calls, and bad debts by any person of any Number or Numbers assigned to DISH with regard to the End User. Except as expressly provided in this Agreement, AT&T Mobility is not responsible for [***].
8.	End User Agreement. Unless prohibited by applicable FCC rules and regulations, DISH agrees that each DISH MVNO Subscriber contract will either contain the terms and conditions set forth in Schedule 9 (End User Contract Terms and Conditions) or language which provides substantially similar protection as the concepts set forth in such schedule. At AT&T Mobility’s request, DISH shall provide its form of DISH MVNO Subscriber contract to AT&T Mobility for its review. [***].
9.	Lost or Stolen Covered Devices. If an End User’s Covered Device is lost, stolen, or otherwise absent from the End User’s possession or control, DISH shall nevertheless be liable for all Usage and other charges originating from such End User’s Number until such time as the Service to such Covered Device is terminated.
10.	SIM Cards.
a.	SIM cards (or any subsequent subscriber identity solution) used on AT&T Mobility’s network must be approved by AT&T Mobility or purchased from an AT&T Mobility-approved vendor and must include AT&T Mobility’s SIM profile; provided, however, that AT&T Mobility will provide DISH in advance with the names of certain SIM card vendors that AT&T Mobility has preapproved, and DISH will not be required to seek separate approval for the use of SIM cards purchased from such preapproved vendors. All custom SIM applications must be approved by AT&T Mobility in advance. AT&T Mobility only reviews the SIM application’s functional specifications to ensure that there are no obvious technical conflicts. AT&T Mobility does not test the functionality of DISH’s SIM application. AT&T Mobility is not liable for damages or claims associated with the failure of the SIM application to operate as expected by DISH on AT&T Mobility’s network and with Covered Devices.
b.	As of the Effective Date, [***]; provided, however, that the parties may agree on additional approved vendors from time to time in writing. [***]
c.	SIM cards may be sold and distributed to: (i) End Users for use with a Covered Device; and (ii) DISH’s direct or indirect sales agents and distributors selling Services on behalf of DISH solely for further sale and distribution to End Users for use with a Covered Device. Other than individual SIM sales to End Users for use with a Covered Device and sales in bulk or otherwise to DISH’s direct or indirect sales agents for the purposes set forth above, SIM cards may not be sold to any other third party. DISH shall ensure that all direct and indirect sales agents and distributors are instructed that sales of SIMs in violation of the foregoing restrictions are not permissible and shall use reasonable efforts to include such restrictions in contracts where possible. AT&T Mobility reserves the right to deny Service, either upon activation or subsequently, to SIMs appearing on AT&T Mobility’s service deny lists for one of a variety of reasons including, but not limited to cases where the SIM is stolen, has been used for “spam” or fraudulent purposes, is not used in a DISH Covered Device, or is defective. AT&T Mobility will notify DISH in such cases as to the

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reason for denial of Service for each such SIM. AT&T Mobility is not liable to DISH or End Users if Service is denied. DISH shall reasonably cooperate with and assist AT&T Mobility in preventing fraudulent use of SIM cards, including but not limited to canceling or suspending SIMs or End User accounts involved in fraud, investigating claims of “spam” or other Fraudulent Activity relating to or originating from a particular SIM, and taking appropriate action, up to and including termination where appropriate, against any agent, distributor or other third party that violates any provisions of this Section.
d.	DISH shall include in the terms and conditions of service with its Active End Users language substantially similar to the following (or such replacement language as AT&T Mobility may specify upon not less than [***]days prior written notice): [***]
11.	OCN and SPID. DISH must have an Operating Company Number (OCN) and Service Provider ID (SPID) for purposes of FCC mandated Wireless Local Number Portability. The OCN and SPID must be communicated to AT&T Mobility to ensure proper loading into AT&T Mobility Numbers Management and Billing Systems. DISH is solely responsible for managing all aspects of the porting process for its End Users.
12.	Testing in New or Modified Markets. Prior to DISH providing Services in a Market, or upon the addition, deletion or modification of a Market, DISH must perform all testing reasonably required by AT&T Mobility, and AT&T Mobility must provide prior written approval for DISH to offer Services in such Market. If DISH does not, it will not be allowed to offer Services in such Market.
13.	Security Requirements. DISH and any vendor or supplier engaged by DISH to use, test or access any AT&T Mobility systems shall comply with the Information Security Requirements - DISH attached hereto as Schedule 4.

ARTICLE VII
ADVERTISING AND PROMOTION

During the Term, DISH shall not make without AT&T’s express written prior consent any public statements (other than as required to comply with public securities laws) or marketing or network claims that: [***] Notwithstanding the preceding, AT&T Mobility’s consent is expressly granted for DISH to repeat any information that is included in its SEC filings during its quarterly earnings calls, at industry trade shows or conferences or in other similar non-marketing related public forums. DISH shall use commercially reasonable efforts to provide notice to AT&T Mobility to the extent DISH seeks to identify AT&T Mobility as the wireless provider for DISH’s MVNO Subscriber service offerings in response to regulatory inquiries. [***]

AT&T Mobility reserves a limited right to review any materials used or distributed by DISH that relate to [***]. In no event will DISH imply in any statement that AT&T Mobility is responsible, financially or otherwise, for the performance by DISH of its obligations to End Users, except as otherwise set forth herein.

DISH shall, at its own cost and expense, be responsible for all aspects of marketing the Services, including developing advertisements, promotional, or other marketing materials.

ARTICLE VIII
TRADE NAME AND TRADEMARK

1.	Marks. Both parties recognize the right, title and interest of the other party in and to all Marks owned by that party and agree to not engage in any activity or commit any act, directly or indirectly, that may

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contest, dispute or otherwise impair such right, title or interest of the other party. Prior to either party’s use of the other’s Marks in any manner, the party seeking to use the Mark will submit to the party Mark is to be used, for review and approval in writing, a full and complete copy of any document or other media containing such use. Use of the Mark shall be allowed upon receipt of written authorization for such use from the party that owns the Mark.
Use of Marks upon Termination of Agreement. The obligations undertaken by the parties pursuant to this Article shall survive termination of this Agreement. In the event of such termination, the parties agree to not register or use any Marks that are the same as or confusingly similar to the Marks of the other party and to surrender or abandon its use or ownership of any Mark confusingly similar to that of the other party.

ARTICLE IX
MISCELLANEOUS UNDERTAKINGS

1.	Acts of Others. Except as set forth in Article XIII, Section 1(c), neither party (a “Non-Acting Party”) shall be liable for any act or omission of the other party (the “Acting Party”) or any other entity (other than any Affiliate of the Acting Party or any of their contractors, agents or personnel) furnishing equipment, software or services to the Acting Party, its Affiliates or end users, nor, except as set forth in Article XIII, Section 1(c), shall the Non-Acting Party be liable for any damages or losses to the extent due to the fault or negligence of Acting Party or its Affiliates or end users or to the failure of equipment, software, or services of the Acting Party, its Affiliates or end users.
2.	Change in AT&T Network Facilities and AT&T Systems. Without limiting AT&T Mobility’s obligation to provide notice of Technology Sunset as set forth in Article III, Section 10 (Technology Roadmap), at the sole option of AT&T Mobility, AT&T Network Facilities and AT&T Systems may be expanded, reduced, modified or replaced during the term hereof; [***]. AT&T Mobility shall not be liable to DISH or to DISH’s End Users if changes in any of the AT&T Network Facilities, AT&T Systems, operations, equipment, procedures, or services: (i) render obsolete any equipment or software provided by DISH or End User in conjunction with its use of the Services: (ii) require modification or alteration of such equipment or software; or (iii) otherwise affect DISH’s performance.
3.	Change in Covered Territories. Without limitation of DISH’s rights under Section 4 of Article II ([***]) in the event of a Cessation of Operations pursuant to this Section 3, in AT&T’s Sole Discretion the Covered Territories may [***]
4.	Codes and Passwords. DISH assumes sole responsibility for selection and use of any code or passwords as may be permitted to access any secured features on the Services, such as prepaid calling features or voice mail. AT&T Mobility shall have no responsibility or obligation for security of communications of End User using the Services, beyond its duty to exercise ordinary care.
5.	Offshore Work. [***].
6.	[***].
a.	[***].

ARTICLE X
RESTRICTIONS ON USE

1.	Fraudulent Activity. “Fraudulent Activity” includes, but is not limited to:

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2.	[***]Abuse of Service. “Abuse of Service” includes, but is not limited to:
3.	[***]Fraudulent Activity and Abuse of Service by End Users. DISH is responsible for all Fraudulent Activity and Abuse of Service associated with its End Users and Numbers and is responsible for developing its own fraud monitoring system. Notwithstanding the foregoing, if AT&T Mobility detects calling patterns indicative of Fraudulent Activity or Abuse of Service on a Number assigned to DISH, AT&T Mobility will endeavor to notify DISH via email or automated alert feeds. Such notification is offered as a courtesy only. [***], and DISH shall remain responsible for payment to AT&T Mobility for all Fraudulent Activity and Abuse of Service associated with its Numbers.
4.	Fraudulent Activity and Abuse of Service by DISH. Fraudulent Activity or Abuse of Service committed by DISH (but not by any End User of DISH), may, but shall not automatically be deemed to, constitute a material breach of this Agreement depending upon the circumstance giving rise to the Fraudulent Activity or Abuse of Service. [***]
5.	Prohibited Data Uses. Notwithstanding anything to the contrary contained herein (other than Article II, Section 10 ([***])), while most common uses for Internet browsing are permitted by this Agreement, AT&T Mobility may, in its Sole Discretion, prohibit any uses that cause extreme network capacity issues and interference with the network and are therefore prohibited. [***] Accordingly, AT&T Mobility reserves the right to: (i) deny, disconnect, modify and/or terminate service, without prior notice (a “Service Takedown”), to anyone it reasonably believes is using the data services in any prohibited manner, or to anyone whose Usage has an adverse impact on the AT&T Network Facilities, AT&T Systems or service levels, or otherwise hinders access to the AT&T Network Facilities or AT&T Systems; and (ii) otherwise protect the AT&T Network Facilities and AT&T Systems from harm, compromised capacity or degradation in performance, which may impact legitimate data flows. AT&T will notify DISH not less than [***] after the Service Takedown. Depending upon the circumstances, AT&T may restore Service upon resolution of the issue requiring the Service Takedown. End Users may not use the Services other than as provided under this Agreement and as permitted by applicable law. Data Services are for [***] use only. AT&T Mobility may, but is not required to, monitor DISH’s compliance, or the compliance of End Users, with AT&T Mobility’s terms, conditions, or policies.

ARTICLE XI
PROPRIETARY INFORMATION: CONFIDENTIALITY

1.	Identification of Confidential Information. During the Term of this Agreement, AT&T Mobility or DISH may, but shall not be obligated to, disclose to the other party information that the disclosing party considers proprietary or confidential. Such information may include, but is not limited to, product roadmaps, AT&T Mobility’s Subscriber Product Engineering device requirements, related technical product certification process documentation (including handsets and other mobile devices), future technology and service plans of either party in relation to such devices and/or features, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, tracings, diagrams, models, samples, flow charts, data, computer programs, disks, marketing plans, network information and other technical, financial or business information, and Consumer Information defined below (individually and collectively, “Confidential Information”). Confidential Information that is disclosed, whether provided in tangible or intangible form, including, but not limited to, electronic mail or other electronic communications, shall be deemed to be confidential or proprietary if it is identified by the party that disclosed such Confidential Information or on whose behalf such Confidential Information was disclosed as being confidential or proprietary. Notwithstanding the failure of a party to mark or designate Confidential Information as confidential, any information that by its nature or under the particular circumstances of disclosure should be understood to be confidential

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or proprietary by a party exercising reasonable judgment shall be protected as set out in this Agreement. Nothing contained in this Agreement shall be construed as granting, transferring or conferring any patent, copyright, trademark or other proprietary rights by license or otherwise in any such Confidential Information, except for the right to use such Confidential Information in accordance with this Agreement. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, EACH DISCLOSING PARTY MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY NATURE WHATSOEVER WITH RESPECT TO ANY INFORMATION FURNISHED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR WARRANTIES AGAINST INFRINGEMENT
2.	Requirements for Confidential Information. The receiving party agrees to:
a.	hold such Confidential Information in confidence with the same degree of care with which the receiving party protects its own confidential or proprietary information, but no less than reasonably prudent care;
b.	restrict disclosure of the Confidential Information solely to its employees, contractors and agents with a need to know such Confidential Information, advise those persons of their obligations hereunder with respect to such Confidential Information, and assure that such persons are bound by obligations of confidentiality no less stringent than those imposed in this Agreement;
c.	use the Confidential Information only as needed for the purposes of performing the receiving party’s obligations or exercising the receiving party’s rights under this Agreement;
d.	not copy, distribute, or otherwise use such Confidential Information or knowingly allow anyone else to copy, distribute, or otherwise use such Confidential Information except in accordance with the purpose for which such Confidential Information was shared, and ensure that any and all copies made in accordance with this restriction shall bear the same notices or legends, if any, as the originals; and
e.	upon request, promptly destroy or return to the disclosing party all Confidential Information.
3.	Exceptions. The receiving party shall have no obligation to preserve the confidential or proprietary nature of any Confidential Information (and, for purposes of clarity, Consumer Information) that:
a.	Was already known to the receiving party free of any obligation to keep it confidential at the time of its disclosure by the disclosing party, as evidenced by the receiving party’s written records prepared prior to such disclosure;
b.	is or becomes publicly known through no wrongful act of the receiving party;
c.	is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation to the disclosing party with respect to such Confidential Information;
d.	is independently developed by an employee, contractor or agent of the receiving party or a third party not associated with the purpose of the disclosure and who did not have any direct or indirect access to the Confidential Information, as evidenced by the receiving party’s written records; or
e.	is approved for release by written authorization by the disclosing party.

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Notwithstanding the preceding or anything to the contrary in Section 9 of this Article XI, the parties acknowledge and agree that the use and/or disclosure of certain Consumer Information may be restricted by applicable law and that nothing in this Article XI, Section 3 shall relieve a party of its obligations to comply with applicable law.

4.	Disclosure of Confidential Information Subject to Order. If the receiving party is required to disclose any Confidential Information of the other party pursuant to an order of a duly empowered government agency or a court of competent jurisdiction, the receiving party will provide due notice to the disclosing party and an adequate opportunity for the disclosing party to intervene, unless such notice is prohibited by such order. In any event, if ultimately required to disclose such Confidential Information, the receiving party shall disclose only such Confidential Information as is expressly required by the order and shall use its reasonable efforts to obtain confidential treatment for any Confidential Information that is so disclosed.
5.	Consumer Information. “Consumer Information” includes, but is not limited to, (i) an End User’s name, address, or phone number, (ii) information concerning an End User’s calling patterns, (iii) unlisted Numbers, (iv) any other information associated with an End User or with persons in the household of an End User, (v) any information available to the End User’s service provider and/or its suppliers by virtue of acting as a provider of telecommunications, Internet, information or other services, including, but not limited to, the quantity, technical configuration, location, type, destination, amount of use of telecommunications or other services subscribed to, (vi) information contained on the telephone bills of consumers pertaining to telephone service or other services received by a consumer, and (vii) any information that qualifies as CPNI, whether or not such information falls within (i)-(vi), in each case that is obtained by AT&T Mobility directly from DISH, a DISH Affiliate or in the course of providing the Services hereunder. Subject to Section 3 above, Consumer Information shall remain the sole confidential information of DISH.
6.	Term. Any Confidential Information that is disclosed by one party to another shall remain confidential [***]. Any disclosed Confidential Information shall be deemed the sole property of the disclosing party, who exclusively shall retain all rights to such Confidential Information.
7.	Violation of Confidentiality. In the event the receiving party discloses, disseminates, or releases any Confidential Information received from another party, except as expressly permitted under this Agreement, such disclosure, dissemination, or release shall be deemed a material breach of this Agreement. In the event of such breach, the disclosing party may demand prompt return of all Confidential Information previously provided to the receiving party and terminate this Agreement. The provisions of this Section are in addition to any other legal rights or remedies the disclosing party may have in law or at equity.
8.	Targeting and Use of Consumer Information. [***]
9.	No development, enhancements, or modifications [***]. In the event that any enhancements, modifications or development activities were to occur under this Agreement, then DISH hereby assigns to AT&T Mobility all right, title and interest in such enhancements, modification, or development.

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ARTICLE XII
WARRANTY AND LIMITATION OF LIABILITY

1.	EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES TO THE OTHER ANY WARRANTY, EITHER EXPRESS OR IMPLIED, CONCERNING THE FACILITIES OR THE SERVICES, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE.
2.	THE EQUIPMENT AND SOFTWARE CERTIFIED BY AT&T MOBILITY UNDER OR IN CONNECTION WITH THIS AGREEMENT ARE MANUFACTURED BY A THIRD PARTY. WARRANTIES FOR SUCH EQUIPMENT AND SOFTWARE, IF ANY, ARE SET FORTH IN THE WARRANTY AND SOFTWARE LICENSE AGREEMENTS THAT ACCOMPANY THE EQUIPMENT AND SOFTWARE. AT&T MOBILITY SHALL NOT BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES FOR BREACH OF SUCH WARRANTIES.
3.	THE LIABILITY OF EITHER PARTY FOR ACTUAL, PROVEN DAMAGES FOR ANY CAUSE WHATSOEVER, RELATED TO THE SERVICES AT&T MOBILITY PROVIDES UNDER THIS AGREEMENT TO DISH OR OTHERWISE RELATED TO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO MISTAKES, OMISSIONS, INTERRUPTIONS, DELAYS, ERRORS OR DEFECTS IN TRANSMISSION, AND REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, INCLUDING NEGLIGENCE, SHALL BE LIMITED TO AN AMOUNT [***] IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES; [***].
4.	External information, applications, and other Content is provided by DISH or one or more contractors. AT&T MOBILITY IS NOT A PUBLISHER OF THIRD-PARTY INFORMATION, APPLICATIONS, OR OTHER CONTENT AND IS NOT RESPONSIBLE FOR ANY OPINIONS, ADVICE, STATEMENTS, OR OTHER INFORMATION, SERVICES OR GOODS PROVIDED BY DISH OR ANY THIRD PARTY CONTENT PROVIDER. Third Party Content Providers may impose additional charges to End Users. Policies regarding intellectual property, privacy and other policies or terms of use may differ among Third Party Content Providers, and End Users are bound by such policies or terms when they visit their respective sites or use their services. Any information End Users involuntarily or voluntarily provide third parties is governed by such third party’s policies or terms. The accuracy, appropriateness, Content, completeness, timeliness, usefulness, security, safety, merchantability, fitness for a particular purpose, transmission or correct sequencing of any application, information or downloaded data of any Third Party Content Provider is not guaranteed or warranted by AT&T Mobility. Delays or omissions may occur. AT&T Mobility shall not be liable for any loss or injury arising out of or caused, in whole or in part, by DISH’s or an End User’s use of any information, application or Content provided by DISH or any Third Party Content Provider, acquired through the data Services.
5.	DISH warrants that it is authorized to use any name associated with the Services that DISH lists in any directory.

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ARTICLE XIII
INDEMNIFICATION

1.	[***].
2.	[***].
3.	[***].

ARTICLE XIV
TERMINATION

1.	Termination Upon Event of Default: Either party may terminate this Agreement upon the occurrence of an “event of default” by the other, provided that the non-defaulting party advises the defaulting party in writing of the event of default and the defaulting party does not remedy the event of default within [***] (each a “Cure Period”). Except as otherwise provided in this Agreement, such termination shall be effective upon expiration of the applicable Cure Period if the default is not cured. An event of default is limited to the following:
a.	A party’s insolvency or the initiation of bankruptcy or receivership proceedings by or against a party that are not dismissed within [***]days;
b.	[***]
c.	[***], the material breach of any of the terms or conditions of this Agreement;
d.	The execution by either party of an assignment for the benefit of creditors or any other transfer or assignment of a similar nature or a party’s seeking relief under any applicable bankruptcy reorganization, moratorium or similar debtor laws (it being understood that the execution of any third party financing agreement(s) shall not constitute an event of default);
e.	[***]
f.	The material violation or breach of any FCC rule or regulation or other applicable law in connection with the Service, which violation or breach has a material adverse effect on the non-breaching party.
2.	Change in Control of DISH. DISH shall deliver to AT&T Mobility written notice of any DISH Change in Control no later than five (5) Business Days after the occurrence of such DISH Change in Control Date, and, subject to Article XIV, Section 4 (Effect of Termination), AT&T Mobility may terminate this Agreement [***].
3.	[***].
4.	Effect of Termination. If this Agreement expires or is terminated (i) for the occurrence of an event of default by DISH that is not remedied within the Cure Period, (ii) pursuant to Article II (Section 3(c)) ([***]; Right to Terminate), or (iii) pursuant to Article XIV, Section 2 (Change in Control of DISH), any unmet balance of the Spend Commitment will be paid [***] during the Transition Period and, for purposes of clarity, immediately if there is no Transition Period. [***].

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5.Transition Period.  Upon expiration or termination of the Agreement, AT&T will cooperate with DISH to enable End Users on Covered Networks to continue using Services for a transition period not to exceed [***] (the “Transition Period”) in accordance with the terms and conditions set forth in the Agreement; provided that (1) DISH will no longer have any obligations with respect to the [***] Commitment [***]; (2) DISH will discontinue the activation of new DISH MVNO Subscribers during the Transition Period, provided that all activations of DISH MVNO Subscribers that occur [***]following the termination or expiration date will be deemed to have occurred prior to such termination or expiration; (3) rates/pricing throughout the Transition Period [***]; and (4) it will be assumed by both parties that DISH will continue its operations for its existing End Users at such time, and AT&T Mobility and DISH will cooperate as necessary to enable existing End Users to continue the Services (including the ability for such existing End Users to purchase additional Services) with minimal disruption. For the avoidance of doubt, DISH may perform upgrades/line-adds/renewals for any End Users on Covered Networks during the Transition Period; provided, however, that the right set forth in this sentence will expire after [***]of the Transition Period. [***]
6.	Survival of Obligations. Termination of this Agreement for any cause shall not release either party from any liability, including any payment obligation, that at the time of termination has already accrued to the other party or that thereafter may accrue in respect of any act or omission prior to termination. Further, termination of this Agreement shall not relieve either party from any obligation that is expressly stated herein to survive termination, or that under the circumstances reasonably should survive termination; provided, however, that either party may, without liability, cancel any previously accepted orders for Numbers that have not been connected immediately upon the giving or receiving of any notice of termination hereunder. For clarity, each party shall continue to comply with the security requirements applicable to it as set forth in Schedule 4 (Information Security Requirements) hereto for so long as such party retains or has access to any information covered by such requirements.
7.	Loss of Regulatory Authority. AT&T Mobility may terminate this Agreement at any time without penalty (i) should it cease to be licensed by the FCC to provide cellular service in all or a substantial part of the Covered Territories, (ii) should it otherwise not be permitted by any governmental or regulatory body to provide cellular service in all or a substantial part of the Covered Territories, or (iii) should regulatory action substantially and negatively impact AT&T Mobility’s offer of the Services on the terms set forth herein. AT&T Mobility shall provide notice to DISH of any such regulation or inability to provide the Services within [***].

ARTICLE XV
[***]; ARBITRATION

1.	[***]. Without limitation of and subject to each party’s right to seek injunctive relief in accordance with Article XV Section 4 below, the parties agree to attempt to resolve all disputes under this Agreement in accordance with the dispute resolution procedures set forth herein. [***].

2.	WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAWS, EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
3.	Arbitration. Except as otherwise set forth herein, the parties agree to settle any dispute arising out of or related to this Agreement through consultation and negotiation in good faith and in the spirit of mutual cooperation. Any dispute arising out of or related to this Agreement that cannot be resolved by negotiation shall be settled by binding arbitration in accordance with the J.A.M.S./ENDISPUTE

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Arbitration Rules and Procedures (“Endispute Rules”), as amended by this Agreement. Such arbitration shall be held at a location agreed upon by the parties. The parties will jointly select one (1) independent arbitrator familiar with the wireless telecommunications industry, provided that if the parties cannot agree on an arbitrator, the selection shall be made by J.A.M.S./ENDISPUTE in accordance with the Endispute Rules. Either party may request that the arbitrator resolve any dispositive motion before hearing evidence on the merits of the dispute. Such dispositive motions may include motions to dismiss or motions for summary judgment. If a party requests that the arbitrator resolve a dispositive motion, the arbitrator may, before hearing any evidence on the merits of the dispute, receive and consider any written or oral arguments regarding the dispositive motion and receive and consider any evidence specifically relating thereto, and may decide such motion. Any award rendered by the arbitrator shall be conclusive and binding upon the parties hereto, provided that any such award shall be accompanied by a written opinion of the arbitrator giving the reasons for the award. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the arbitration award provides otherwise. Each party shall bear the cost of preparing and presenting its case. The parties agree that this provision and the arbitrator’s authority to grant relief shall be subject to the United States Arbitration Act, 9 U.S.C. 1-16 et seq. (“USAA”), the provisions of this Agreement and the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes. In the event of a conflict between the USAA and the Endispute Rules, the Endispute Rules shall govern. In no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA.
4.	Exceptions to Arbitration. The parties agree that claims for breach of confidentiality, claims regarding unauthorized use of the other party’s Marks or other intellectual property rights, and claims seeking injunctive relief will not be subject to arbitration as set forth above unless expressly and mutually agreed by the parties. Such claims shall be adjudicated by a court of competent jurisdiction.
5.	ALL DISCUSSIONS AND DOCUMENTS PREPARED PURSUANT TO ANY ATTEMPT TO RESOLVE A DISPUTE UNDER THIS PROVISION ARE CONFIDENTIAL AND FOR SETTLEMENT PURPOSES ONLY AND SHALL NOT BE ADMITTED IN ANY COURT OR OTHER FORUM AS AN ADMISSION OR OTHERWISE AGAINST A PARTY FOR ANY PURPOSE INCLUDING THE APPLICABILITY OF FEDERAL AND STATE COURT RULES.

ARTICLE XVI
MISCELLANEOUS

1.	Applicable Law. The validity, construction and performance of this Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.
2.	Effects of Headings. Headings to articles and paragraphs of this Agreement are to facilitate reference only, do not form a part of this Agreement, and shall not in any way affect the interpretation hereof.
3.	Assignment. Neither party may assign, delegate, or otherwise transfer its rights or obligations under this Agreement, voluntarily or involuntarily, whether by merger, consolidation, dissolution, operation of law, or any other manner, without the prior written consent of the other party, except as follows: each of AT&T and DISH (in its capacity as such, an “Assigning Party”) may assign its rights, interests and obligations under this Agreement to any direct or indirect subsidiary of AT&T Inc. (in the case of AT&T) and any person or entity other than a [***]Party (in the case of DISH) (e.g., a permissible DISH assignee includes DISH Network Corporation and any of its direct and indirect subsidiaries) without the approval of the other party, in the Assigning Party’s Sole Discretion; provided, however, that DISH may assign to such party only if such party and its Affiliates own all or substantially all of

Network Services Agreement35

the DISH Wireless Business following such assignment. Any assignment in violation of this Section constitutes a material breach of this Agreement.
4.	Non-Waiver. Unless expressly agreed in writing, no failure or delay in requiring satisfaction of a condition of this Agreement or exercising any rights or remedies hereunder shall constitute or be deemed a waiver of any such right or remedy. No course of dealing shall operate as a waiver or estoppel of any right, remedy or condition hereunder.
5.	Independent Contractor. DISH is not authorized to act as an agent for or local representative of AT&T Mobility, and DISH shall not have authority to assume or create any obligation on behalf of, in the name of, or binding upon, AT&T Mobility, nor to represent AT&T Mobility as a distributor in any manner not specifically provided for herein, and all sales by DISH shall be in its own name and for its own account.
6.	Force Majeure. The parties’ performance under this Agreement shall be excused if the non-performance is due to epidemics, labor difficulties, governmental orders, adoption of laws after the Effective Date that prevents a party’s performance under this Agreement, equipment failure, inability or delay in securing equipment, civil commotion or terrorism, acts of God, weather disturbances or conditions, [***] (each an “Event of Force Majeure”) for the period of time that the force majeure condition exists.
7.	Compliance with Laws.
a.	The parties shall comply with all federal, state and local laws, rules, regulations, and court orders, and governmental agency orders, including FCC rules, regulations, and orders relating to resellers, applicable to them in connection with this Agreement. DISH covenants and warrants that it will at all times maintain all Federal, state and local licenses appropriate and necessary for the conduct of its business and for the resale of AT&T Mobility’s Services. Upon AT&T Mobility’s written request, DISH will provide true and correct copies of all such licenses, together with appropriate evidence of all applicable renewals, extensions or changes of such licenses. AT&T Mobility covenants and warrants that it will at all times maintain all Federal, state and local licenses appropriate and necessary for the conduct of its business and for the provision of the Services. Upon DISH’s written request, AT&T Mobility will provide true and correct copies of all such licenses, together with appropriate evidence of all applicable renewals, extensions or changes of such licenses.
b.	DISH agrees to cooperate with and provide all assistance to AT&T, which it is legally required or authorized to provide to law enforcement and other designated competent authorities in any location in which the Service is provided hereunder [***].
c.	Each party acknowledges and agrees that the other party may submit this Agreement (including for clarity, the schedules and exhibits attached hereto) to the United States Securities and Exchange Commission (the “SEC”) or any other regulatory body and if a party intends to submit this Agreement to the SEC or any other regulatory body, such party agrees to consult with the other party with respect to the preparation and submission of a confidential treatment request for this Agreement, or if permitted by applicable rule, law or other regulation, the filing of this Agreement with the SEC or other regulatory body with confidential provisions redacted without submitting a confidential treatment request or, as applicable, with a confidential treatment request. If a party is required by rule, law, order or other regulation to make a disclosure of the terms of this Agreement in a filing with or other submission to the SEC or any other regulatory body, and (i) such party has provided copies of the disclosure to the other party as far in advance of such

Network Services Agreement36

filing or other disclosure as is reasonably practicable under the circumstances, (ii) such party has promptly notified the other party in writing of such requirement and any respective timing constraints, and (iii) such party has given the other party a reasonable time under the circumstances from the date of notice by such party of the required disclosure to comment upon, request confidential treatment of or approve such disclosure, then such party will have the right to make such disclosure or request confidential treatment at the time and in the manner reasonably determined by its counsel to be required by rule, law, order or other regulation. Notwithstanding anything to the contrary herein, it is hereby understood and agreed that if a party is seeking to make a disclosure as set forth in this Section 7(c), and the other party provides comments within the respective time periods or constraints specified herein or within the respective notice, the party seeking to make such disclosure or its counsel, as the case may be, will in good faith (A) consider incorporating such comments and (B) use commercially reasonable efforts to incorporate such comments, limit disclosure or obtain confidential treatment to the extent reasonably requested by the other party.
8.	Notices.
a.	Except as otherwise expressly provided in this Agreement, all notices, requests, demands, and other communications required under this Agreement, must be in writing and are considered given if delivered personally, sent by first-class certified mail, return receipt requested, or sent by nationally-recognized overnight carrier to the current address for official notices under this Agreement. The official addresses for notices under this Agreement may be changed by written notice to the other party in accordance with this Section.
b.	AT&T Mobility may establish an electronic communication system between AT&T Mobility and DISH for the purpose of handling notices hereunder relating to the assignment of Numbers, the connection and disconnection thereof, the reporting of trouble with the Services or the AT&T Network Facilities and such other processes and purposes as AT&T Mobility may from time to time specify; provided, however, that electronic communication (including email) shall not satisfy the notice requirements if such notice is required under this Agreement. For clarity, any notice required to be given under this Agreement will only be considered given if completed in accordance with the terms of Article XVI, Section 8.a. Notices pursuant to electronic communications shall be deemed received on the date set forth on the written verification of such notice or the date shown on the electronic communication.
9.	Severability. Should any provision of this Agreement be declared invalid or unenforceable by any government authority, arbitrator, or court of competent jurisdiction, such provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will remain in full force and effect.
10.	Incorporation by Reference. All schedules and exhibits attached hereto are hereby incorporated into this Agreement and made a part hereof. If there is any conflict between such schedules and exhibits and the terms of this Agreement, such schedules and exhibits will control.
11.	Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original, all of which, when taken together, will constitute one and the same instrument. Signatures transmitted electronically will be binding for all purposes hereunder.
12.	Controlling Document. EXCEPT AS EXPRESSLY AGREED IN WRITING BY THE PARTIES, ANY PRIOR WRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THIS SUBJECT MATTER, ALONG WITH ANY AMENDMENTS OR ATTACHMENTS TO

Network Services Agreement37

SUCH AGREEMENTS, SHALL BE SUPERSEDED BY THIS AGREEMENT AND SHALL BE OF NO FORCE AND EFFECT. THIS AGREEMENT MAY NOT BE MODIFIED OR OTHERWISE AMENDED EXCEPT BY WRITTEN CONSENT OF BOTH PARTIES.

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Schedule 1A

[***]

Exhibit 1 to Schedule 1A

[***]

Exhibit 2 to Schedule 1A

[***]

Schedule 1B

[***]

Exhibit 1 to Schedule 1B

[***]

Exhibit 2 to Schedule 1B

[***]

Exhibit 3 to Schedule 1B

[***]

Schedule 1C

[***]

Schedule 1D

[***]

Exhibit 1 to Schedule 1D

Reserved

Schedule 2

[***]

Schedule 3A

[***]

Schedule 3B

[***]

Schedule 4

[***]

Schedule 6

Inbound Roaming Schedule

[***]

Exhibit 1

Wireless Services

[***]

Exhibit 2

Reserved

Exhibit 3

[***]

Exhibit 4

[***]

Exhibit 5

[***]

Exhibit 6

[***]

Exhibit 7

[***]

Schedule 7

[***]

Schedule 8

[***]

Schedule 9

[***]